UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 1, 2005
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number)

5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)

(408) 744-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT 10.1

Item 1.01 Entry into a Material Definitive Agreement.

     Effective March 1, 2005, the Board of Directors of Hyperion Solutions Corporation amended its Employee Stock Purchase Plan (the “ESPP”) to extend the term of the ESPP until May 1, 2006. A copy of Amendment No. 1 to the ESPP is furnished as Exhibit 10.1 to this report.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

10.1	Amendment No. 1 to Hyperion Solutions Corporation Employee Stock Purchase Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERION SOLUTIONS CORPORATION
Date: March 3, 2005	By:	/s/ David Odell
		Name:	David Odell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amendment No. 1 to Hyperion Solutions Corporation Employee Stock Purchase Plan